Grant and Subsidy Income	12 Months Ended
Apr. 30, 2021
Grant And Subsidy Income [Abstract]
GRANT AND SUBSIDY INCOME
19.	GRANT AND SUBSIDY INCOME

In July 2020, IPA USA and Talem (the “Subgrantee”) were awarded a grant of US$1.5 million by the North Dakota Department of Agriculture through the CARES Act ND Bioscience Group Program for the development of antibody therapeutics against SARS-CoV-2. The total grant project cost is US$2.0 million, for which the Subgrantee must contribute an amount not less than 25% of the grant project cost, or US$500,000. In addition, the Company has been awarded a US$75,000 grant from the state of North Dakota to fund its PolyTope mAb Therapy platform, which the Company is using to developing treatments for the coronavirus (COVID-19) and other pathogens. The Company has recorded a total of $1.9 million and $220,000 during the year ended April 30, 2021 and 2020, respectively, related to these grants.

The Canadian Emergency Wage and Rent Subsidy programs (CEWS and CERS) were put in place by government of Canada to provide a wage and rent subsidy to eligible employers.  This initiative was to help get Canadians hired back quickly as provincial and territorial economies began to reopen, and provide financial relief to companies impacted by COVID-19. The Company recognized $583,347 of CEWS and CERS during the year ended April 30, 2021 as subsidy.

The PPP was implemented in the United States to help businesses impacted by COVID-19 keep their workforce employed. Borrowers were eligible for full forgiveness if certain conditions were met. The Company applied for a loan of US$209,000 and the loan was fully forgiven during the year ended April 30, 2021. The Company recognized $261,000 during the year ended April 30, 2021 as subsidy.